EXHIBIT 23









                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




     As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement Files No. 2-94845, No. 33-9494, No. 33-10085, No. 33-
24672, No. 33-46018 and No. 33-61308.



                                /s/ Arthur Andersen & Company
                                _____________________________
                                ARTHUR ANDERSEN & COMPANY





Cincinnati, Ohio,
March 28, 1996